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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 1995


                                THE TORO COMPANY
              (Exact name of registrant as specified in its charter)


DELAWARE                               1-8649                 41-0580470
(State or other jurisdiction    (Commission File No.)        (IRS Employer
    of incorporation)                                      Identification no.)


8111 LYNDALE AVENUE SOUTH, BLOOMINGTON, MINNESOTA         55420
(Address of principal executive office)                (Zip Code)


(612)888-8801
(registrant's telephone number,including area code)


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ITEM 8.  CHANGE IN FISCAL YEAR

    On November 2, 1995, following receipt of approval from the Internal Revenue Service, The Toro Company determined to change its fiscal year end from July 31 to October 31. The quarter ended October 31, 1995 will become a three month transition period and the Registrant will report on the transition period on Form 10Q.

    Registrant's 1995 Annual Meeting scheduled for December 14, 1995 has been postponed and will be rescheduled for February or March 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit A   Registrant's press release of November 2, 1995.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE TORO COMPANY


Dated: 11/7/95                     By: /s/ J. LAWRENCE MCINTYRE
                                       --------------------------------------
                                  Its: Vice President, Secretary & General
                                       Counsel


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